UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2011

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

5.02(e) Commencement of Compensatory Plans

On April 27, 2011, the shareowners of M.D.C. Holdings, Inc. (the “Company”) approved the Company’s 2011 Equity Incentive Plan (“2011 Equity Plan”) and the 2011 Stock Option Plan for Non-Employee Directors (“2011 Director Plan”). As disclosed in a Form 8-K filed on April 20, 2011, the 2011 Equity Plan was previously amended to reduce the number of shares of stock available for issuance under that plan to 1,600,000 shares.

The 2011 Equity Plan will be administered by the Company’s Compensation Committee. The Committee is authorized to select participants who are employees of the Company or its subsidiaries, determine the awards to be made, set terms and conditions of such awards, determine the form of award agreements and make all other determinations that may be necessary or desirable for the administration of the 2011 Equity Plan. Subject to adjustments upon changes in capitalization, 1,600,000 shares of common stock will be available for issuance of awards under the 2011 Equity Plan, including for issuance pursuant to incentive stock options, and the maximum number or value of shares of common stock that may be granted to any individual under the 2011 Equity Plan in any calendar year shall not exceed the shares available for issuance under the plan. The shares underlying terminated awards will remain available for issuance under the 2011 Equity Plan and shares that are utilized to pay an award’s exercise price or tax withholding obligations will not count against the 2011 Equity Plan’s share limits. The Committee is authorized to grant stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The Committee may condition any award on the fulfillment of conditions and the attainment of performance goals over such periods as the Committee may determine and set forth in an award agreement, whether or not in compliance with Section 162(m) of the Internal Revenue Code. In the event of any change in the Company’s capital structure that effects an increase or decrease in the number of shares of common stock without receipt of consideration, the maximum number of shares of stock for which awards may be made under the plan shall be proportionately increased or decreased, and the number and kind of shares for which awards are outstanding may be proportionately increased or decreased. Awards may be granted in substitution for, or in assumption of, outstanding awards previously granted by an entity acquired by the Company or an affiliate or with which the Company or an affiliate combines. No awards may be granted under the 2011 Equity Plan after April 27, 2021.

The 2011 Director Plan will be administered by the Company’s Board of Directors. The Board of Directors is authorized to take all action and make all determinations required or permitted under the plan and to conduct its general administration. Subject to adjustments upon changes in capitalization, 1,000,000 shares of common stock will be available for issuance of options under the 2011 Director Plan. The shares underlying terminated options will remain available for issuance under the 2011 Director Plan and shares that are utilized to pay an award’s exercise price or tax withholding obligations will not count against the 2011 Director Plan’s share limit. Only non-employee directors are eligible to receive awards under the Director Plan. Grants of non-statutory stock options are made automatically to non-employee Directors each August 1st during the term of the 2011 Director Plan providing each non-employee Director with the right to purchase 25,000 shares of common stock, and the automatic grants will commence on August 1, 2011. No consideration will be received by the Company for the granting of options. In the event of any changes in the Company’s capital structure that effects an increase or decrease in the number of shares of common stock without receipt of consideration, the maximum number of shares of stock for which options may be granted under the 2011 Director Plan shall be proportionately increased or decreased, and the number and kind of shares for which options are outstanding shall be proportionately increased or decreased. Options may be granted in substitution for, or in assumption of, outstanding options previously granted by an entity acquired by the Company or an affiliate or with which the Company or an affiliate combines. No options may be granted under the 2011 Director Plan after April 27, 2021.

The 2011 Equity Plan and the 2011 Director Plan are filed, respectively, as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K. The foregoing disclosure is qualified by reference to those exhibits.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 27, 2011, M.D.C. Holdings, Inc. (the “Company”) held its 2011 annual meeting of shareowners. The final results for each of the matters submitted to a vote of shareowners at the annual meeting were as follows:

(1)	The following individuals were elected as Class II Directors of the Company to serve for three-year terms expiring in 2014:

	For	Withheld	Broker Non-Votes
William B. Kemper	36,079,173	7,141,037	1,944,811
David D. Mandarich	42,441,778	778,432	1,944,811
David Siegel	42,782,299	437,911	1,944,811

(2)	Approved the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
30,812,215	11,796,859	611,136	1,944,811

(3)	Approved the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
32,431,010	10,177,538	611,662	1,944,811

(4)	Did not approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
14,463,064	28,140,035	617,111	1,944,811

(5)	Recommended, in a non-binding advisory vote, an annual non-binding advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
38,759,606	85,846	3,765,243	609,515	1,944,811

(6)	Approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year:

For	Against	Abstain	Broker Non-Votes
44,776,005	385,882	3,134	0

In light of the voting results with respect to the non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers (say-on-pay), the Company’s Board of Directors has determined that the Company will hold advisory say-on-pay votes on an annual basis until the earlier of the next vote on the frequency of such say-on-pay votes or the Board’s determination, in its discretion, that it is appropriate to hold such votes on a less frequent basis.

ITEM 8.01	OTHER EVENTS

The disclosure set forth under Item 5.02 above is incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

9.01(d) Exhibits

Exhibit No.	Description

10.1	M.D.C. Holdings, Inc. 2011 Equity Incentive Plan

10.2	M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: April 28, 2011	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

10.1	M.D.C. Holdings, Inc. 2011 Equity Incentive Plan

10.2	M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors

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